[Execution] GUARANTY dated as of September 17, 2018 among PLANPRESCRIBER, INC. and THE OTHER GUARANTORS PARTY HERETO FROM TIME TO TIME, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent 5347156.7

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS .......................................................................................................... 1 Section 1.01 Credit Agreement Definitions. ............................................................. 1 Section 1.02 Other Defined Terms ........................................................................... 1 ARTICLE II GUARANTEE.......................................................................................................... 2 Section 2.01 Guarantee. ............................................................................................ 2 Section 2.02 Guarantee of Payment. ......................................................................... 2 Section 2.03 No Limitations. .................................................................................... 3 Section 2.04 Reinstatement. ...................................................................................... 4 Section 2.05 Agreement To Pay; Subrogation. ......................................................... 5 Section 2.06 Information. ......................................................................................... 5 ARTICLE III INDEMNITY, SUBROGATION AND SUBORDINATION ................................ 5 ARTICLE IV MISCELLANEOUS ............................................................................................... 6 Section 4.01 Notices. ................................................................................................ 6 Section 4.02 Waivers; Amendment. ......................................................................... 6 Section 4.03 Administrative Agent’s and Collateral Agent’s Fees and Expenses; Indemnification. .................................................................. 6 Section 4.04 Successors and Assigns........................................................................ 8 Section 4.05 Survival of Agreement. ........................................................................ 8 Section 4.06 Counterparts; Effectiveness; Several Agreement. ............................... 9 Section 4.07 Severability. ......................................................................................... 9 Section 4.08 GOVERNING LAW, ETC. ................................................................. 9 Section 4.09 WAIVER OF RIGHT TO TRIAL BY JURY.................................... 10 Section 4.10 Headings. ........................................................................................... 10 Section 4.11 Obligations Absolute. ........................................................................ 11 Section 4.12 Termination or Release ...................................................................... 11 Section 4.13 Additional Subsidiaries. ..................................................................... 11 Section 4.14 Recourse; Limited Obligations. ......................................................... 11 5347156.7

EXHIBITS Exhibit I Form of Guaranty Supplement 5347156.7

This GUARANTY, dated as of September 17, 2018 (this “Guaranty"), is among PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber”), and the other Guarantors from time to time party hereto and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Secured Parties (as defined below). Reference is made to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation (“eHealth”), eHealthInsurance Services, Inc., a Delaware corporation (“eHealthInsurance”), Wealth, Health and Life Advisors, LLC, a Texas limited liability company (“GoMedigap” and, together with eHealth, eHealthInsurance and any other Person that may become a borrower party to the Credit Agreement, individually and collectively, the “Borrower”), the Guarantors, the Lenders party thereto, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and others. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, and the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Subsidiary of the Borrower on the terms and conditions set forth therein. The obligations of the Lenders to extend such credit, and the obligation of the Issuers to issue Letters of Credit, are, in each case, conditioned upon, among other things, the execution and delivery of this Guaranty by each Guarantor (as defined below). The Guarantors are affiliates of one another, will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement and (ii) the issuance of Letters of Credit by the Issuers for the account of the Borrower and, in accordance with the Credit Agreement, the Guarantors are willing to execute and deliver this Guaranty in order to induce the Lenders to extend such credit and the Issuers to issue such Letters of Credit. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions Section 1.01 Credit Agreement Definitions. (a) Capitalized terms used in this Guaranty, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement. (b) The rules of construction specified in Article I of the Credit Agreement also apply to this Guaranty. Section 1.02 Other Defined Terms. As used in this Guaranty, the following terms have the meanings specified below: “Accommodation Payment” has the meaning assigned to such term in Article III hereof. “Allocable Amount” has the meaning assigned to such term in Article III hereof. 5347156.7

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Guaranty. “Discharge of Obligations” means the time at which all Obligations (other than (i) contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto, (ii) Obligations under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made, and (iii) Cash Management Obligations as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made) have been paid in full in cash, all Letters of Credit have expired or been terminated (other than Letters of Credit for which other arrangements reasonably satisfactory to the Administrative Agent and each applicable Issuer have been made) and all Commitments have been terminated. “Guaranteed Obligations” means the “Obligations” as defined in the Credit Agreement. “Guarantors” means, collectively, PlanPrescriber and any other Person that becomes a party to this Guaranty after the Effective Date pursuant to Section 4.13 hereof. “Guaranty Supplement” means an instrument substantially in the form of Exhibit I hereto. “Secured Parties” has the meaning provided in the Credit Agreement. “UFCA” has the meaning assigned to such term in Article III hereof. “UFTA” has the meaning assigned to such term in Article III hereof. ARTICLE II Guarantee Section 2.01 Guarantee. Each Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of or in connection with any Loan Document, Secured Hedge Agreements or Cash Management Services, and whether at maturity, by acceleration or otherwise. Each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, amended or modified, in whole or in part, without notice to, or further assent from, such Guarantor and that such Guarantor will remain bound upon its guarantee hereunder notwithstanding any such extension, increase, renewal, amendment or modification of any Guaranteed Obligation. Each of the Guarantors waives promptness, presentment to, demand of payment from, and protest to, any Guarantor or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. Section 2.02 Guarantee of Payment. 5347156.7 2

Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding under any Debtor Relief Law shall have stayed the accrual of collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any Collateral or other security held for the payment of any of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any other Guarantor or any other Person. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Borrower and whether or not any other Guarantor or the Borrower be joined in any such action or actions. Any payment required to be made by a Guarantor hereunder may be required by the Administrative Agent or any other Secured Party on any number of occasions. Section 2.03 No Limitations. (a) Except for termination of this Guaranty as expressly provided in Section 4.12 hereof (but without prejudice to Section 2.04 hereof), to the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations, or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable Law and except for termination of this Guaranty in accordance with the terms of Section 4.12 hereof (but without prejudice to Section 2.04 hereof), the obligations of each Guarantor hereunder shall not be discharged, impaired or otherwise affected by (i) the failure of the Administrative Agent, any other Secured Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty; (iii) the release of, or any impairment of any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Secured Party; (vi) any change in the corporate existence, structure or ownership of any Loan Party, the lack of legal existence of the Borrower or any other Guarantor or legal obligation to discharge any of the Guaranteed Obligations by the Borrower or any other Guarantor for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party; (vii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Borrower, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction; (viii) this Guaranty having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date or (ix) any other circumstance (including statute of 5347156.7 3 limitations), any act or omission that may in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a defense to, or discharge of, the Borrower, any Guarantor or any other guarantor or surety as a matter of law or equity (in each case, other than the Discharge of Obligations). Until the termination of this Guaranty in accordance with the terms of Section 4.12 hereof (but without prejudice to Section 2.04 hereof), each Guarantor expressly authorizes the applicable Secured Parties to take and hold Collateral for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such Collateral (with or without consideration), to enforce or apply such Collateral and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations all without affecting the obligations of any Guarantor hereunder. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Guaranty subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law. (b) To the fullest extent permitted by applicable Law and except for termination of this Guaranty in accordance with the terms of Section 4.12 hereof (but without prejudice to Section 2.04 hereof), each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor, other than the Discharge of Obligations. The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any Collateral held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against any Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Discharge of Obligations has occurred. To the fullest extent permitted by applicable Law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor, as the case may be, or any Collateral. To the fullest extent permitted by applicable Law, each Guarantor waives any and all suretyship defenses. Section 2.04 Reinstatement. Notwithstanding anything to the contrary contained in this Guaranty, each of the Guarantors agrees that (a) its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower or any other Guarantor or otherwise and (b) the provisions of this Section 2.04 shall survive the termination of this Guaranty. 5347156.7 4

Section 2.05 Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guarantor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III hereof. Section 2.06 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks. ARTICLE III Indemnity, Subrogation and Subordination Upon payment by any Guarantor of any Guaranteed Obligations, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to, and be postponed until, the Discharge of Obligations. If any amount shall be paid to the Borrower or any other Guarantor in violation of the foregoing restrictions on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower or any other Guarantor, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Guarantor shall, under this Guaranty or the Credit Agreement as a joint and several obligor, repay any of the Guaranteed Obligations constituting Loans or other advances made to or Reimbursement Obligations owed by another Loan Party under the Credit Agreement (an “Accommodation Payment”), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Guarantors; provided that such rights of contribution 5347156.7 5 and indemnification shall be subordinated to the Discharge of Obligations. As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder and under the Credit Agreement without (a) rendering such Guarantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code of the United States, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code of the United States, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code of the United States or Section 4 of the UFTA, or Section 5 of the UFCA. ARTICLE IV Miscellaneous Section 4.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.8 of the Credit Agreement. All communications and notice hereunder to a Guarantor shall be given in care of Holdings. Section 4.02 Waivers; Amendment. (a) No failure by any Secured Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Loan Party may have had notice or knowledge of such Default or Event of Default at the time. (b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 12.1 of the Credit Agreement. Section 4.03 Administrative Agent’s and Collateral Agent’s Fees and Expenses; Indemnification. 5347156.7 6

(a) Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Administrative Agent and the Collateral Agent for its fees and expenses incurred hereunder as and to the extent provided in Section 12.3 of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Guarantor”. (b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent, the Collateral Agent and the other Indemnitees (as defined in Section 12.4 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, claims, and reasonable, documented and invoiced out-of-pocket fees and expenses (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (but limited, in the case of Attorney Costs, to the reasonable, documented and invoiced out-of-pocket fees, disbursements and other charges of counsel to the Administrative Agent, one counsel to all Indemnitees taken as a whole and, if necessary, one local counsel for all Indemnitees taken as a whole in each appropriate jurisdiction (which may include one special counsel acting in multiple jurisdictions), and solely in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower and thereafter retains its own counsel, one additional counsel for each group of affected Indemnitees similarly situated taken as a whole) (i) the execution, delivery, enforcement, performance or administration of this Guaranty or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated hereby, (ii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by a Guarantor, or any Environmental Liabilities, in each case arising out of the activities or operations of any Guarantor, or, (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all of the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims, costs, expenses or disbursements resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any Related Indemnified Person or (B) any dispute solely between or among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under the Facility (excluding their role as a Lender) and other than any claims arising out of any act or omission of the Borrower or any of its Affiliates. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 4.03(b) may be unenforceable in whole or in part because they are violative of any applicable law or public policy, each Guarantor shall contribute the maximum portion that such Guarantor is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Guaranty, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Guaranty or arising out of its activities in connection herewith (whether before or after the Effective Date) (other than, in the case of any Guarantor, in respect of any such damages 5347156.7 7 incurred or paid by an Indemnitee to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 4.03(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Guarantor, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 4.03(b) shall be paid within three (3) Business Days after written demand thereof from the Administrative Agent or the Indemnitee entitled thereto. The agreements in this Section 4.03(b) shall survive the resignation of the Administrative Agent, the Collateral Agent, or any Issuer, the replacement of any Lender and the Discharge of the Obligations. This Section 4.03(b) shall not apply to Taxes, or amounts excluded from the definition of Taxes pursuant to clauses (i) through (vii) of the first sentence of Section 3.1(a) of the Credit Agreement, that are imposed with respect to payments to or for account of any Agent or any Lender under any Loan Document, which shall be governed by Section 3.1 of the Credit Agreement. This Section 4.03(b) also shall not apply to Other Taxes or to taxes covered by Section 3.4 of the Credit Agreement. (c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations guaranteed hereby and secured by the Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Guaranty, any other Loan Document or any Secured Hedge Agreement or any Cash Management Services agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Guaranty or any other Loan Document, any resignation of the Administrative Agent or Collateral Agent or any document governing any of the Obligations arising under any Secured Hedge Agreements or any Cash Management Obligations, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within three (3) Business Days following receipt by the Guarantors and the Borrower from the Administrative Agent of written demand therefor. Section 4.04 Successors and Assigns. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or any Secured Party that are contained in this Guaranty shall bind and inure to the benefit of their respective permitted successors and assigns. Except as provided in Section 12.2 of the Credit Agreement, no Guarantor may assign any of its rights or obligations hereunder without the written consent of the Administrative Agent. Section 4.05 Survival of Agreement. All covenants, agreements, indemnities, representations and warranties made by the Guarantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the 5347156.7 8

Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall continue in full force and effect until this Guaranty is terminated as provided in Section 4.12 hereof. Section 4.06 Counterparts; Effectiveness; Several Agreement. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty shall become effective when it shall have been executed by the Guarantors, the Administrative Agent and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Guarantor, the Administrative Agent, the Collateral Agent, the other Secured Parties and their respective permitted successors and assigns, subject to Section 4.04 hereof. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or other electronic imaging means (including in .pdf format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Guaranty. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. Section 4.07 Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 4.08 GOVERNING LAW, ETC. (a) THIS GUARANTY AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (b) THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE 5347156.7 9

COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS GUARANTY OR THE ENFORCEMENT OF ANY JUDGMENT. (c) EACH OF THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Section 4.09 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 4.10 Headings. 5347156.7 10

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guaranty and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty. Section 4.11 Obligations Absolute. All rights of the Collateral Agent, the Administrative Agent and the other Secured Parties hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Guaranteed Obligations or (d) subject only to termination of this Guaranty in accordance with the terms of Section 4.12 hereof, but without prejudice to reinstatement rights under Section 2.04 hereof, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Guaranty. Section 4.12 Termination or Release. This Guaranty and the Guarantees made herein shall terminate with respect to all Guaranteed Obligations upon the Discharge of Obligations. Section 4.13 Additional Subsidiaries. Pursuant to Section 8.10 of the Credit Agreement, certain Subsidiaries of the Loan Parties that are Wholly-Owned Subsidiaries that are Material Domestic Subsidiaries and not Excluded Subsidiaries and that were not in existence on the date of the Credit Agreement are required to enter in this Guaranty as Guarantors upon becoming Wholly-Owned Subsidiaries that are Material Domestic Subsidiaries. Upon execution and delivery by the Administrative Agent and a Wholly-Owned Subsidiary that is a Material Domestic Subsidiary of a Guaranty Supplement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty. Section 4.14 Recourse; Limited Obligations. This Guaranty is made with full recourse to each Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Guarantor contained herein, in the Credit Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith. It is the desire and intent of each Guarantor and each applicable Secured Party that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought. [Signature Pages Follow] 5347156.7 11

EXHIBIT I TO GUARANTY FORM OF GUARANTY SUPPLEMENT SUPPLEMENT NO. __ dated as of ________ __, 20__ , to the Guaranty dated as of September 17, 2018, among PLANPRESCRIBER, INC., a Delaware corporation (“PlanPrescriber”), the other Guarantors party thereto from time to time and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Secured Parties (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Guaranty”). A. Reference is made to the Credit Agreement, dated as of September 17, 2018 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among eHealth, Inc., a Delaware corporation, eHealth Insurance Services, Inc., a Delaware corporation (“eHealthInsurance”), Wealth, Health and Life Advisors, LLC, a Texas limited liability company (“GoMedigap” and, together with eHealth, eHealthInsurance and any other Person that may become a Borrower party to the Credit Agreement referred to below, individually and collectively, the “Borrower”), the Guarantors, the lenders party thereto, Royal Bank of Canada., as Administrative Agent and Collateral Agent, and others. B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty, as applicable. C. The Guarantors have entered into the Guaranty in order to induce (x) the Lenders to make Loans and (y) the Issuers to issue Letters of Credit. Section 4.13 of the Guaranty provides that additional Subsidiaries of the Guarantors may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty as consideration for Loans previously made. Accordingly, the Administrative Agent and the New Subsidiary agree as follows: Section 1. In accordance with Section 4.13 of the Guaranty, the New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Subsidiary as if originally named therein as a Guarantor. The Guaranty is hereby incorporated herein by reference. Section 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered 5347156.7 by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed counterpart of a signature page of this Supplement by telecopy or other electronic imaging means (including in .pdf format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Supplement. Section 4. The Guaranty shall remain in full force and effect. Section 5. (a) THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS SUPPLEMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION 5347156.7

THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUPPLEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 6. If any provision of this Supplement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty. Section 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, as and to the extent, provided in Section 4.03(a) of the Guaranty. 5347156.7

IN WITNESS WHEREOF, the New Subsidiary, the Administrative Agent and the Collateral Agent have duly executed this Supplement to the Guaranty as of the day and year first above written. [NAME OF NEW SUBSIDIARY] By: Name: Title: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent By: Name: Title: 5347156.7